Exhibit 10.3

PACTO DE NÃO CONCORRÊNCIA, NÃO SOLICITAÇÃO E DE CONFIDENCIALIDADE Entre: THE FLOWR CORPORATION, sociedade constituída ao abrigo das leis do Canadá, com sede em [●], com o número de pessoa coletiva [●], neste ato representada pelos representantes legais identificados na página das assinaturas, com poderes para o ato, de ora em diante designada por "FLOWR”; HOLIGEN HOLDINGS LIMITED, sociedade constituída ao abrigo das leis de [●], com sede em [●], pessoa coletiva n.º [●], neste ato representada pelos representantes legais identificados na página das assinaturas, com poderes para o ato, de ora em diante designada por “HOLIGEN HOLDINGS”; THOMAS FLOW, casado, natural do Canadá, residente na [●], contribuinte fiscal n.º [●], titular do Passaporte n.º [●], válido até [●], de ora em diante também designado por TERCEIRO CONTRAENTE; RPK BIOPHARMA, UNIPESSOAL, LDA. sociedade constituída ao abrigo das leis de Portugal, com sede no Edifício Holigen, Avenida de Santa Isabel, n.º 7, EN 249-4, freguesia de Rio de Mouro, concelho de Sintra, com o número único de registo e de pessoa coletiva 514617845, neste ato representada pelos representantes legais identificados na página das assinaturas, com poderes para este ato, de ora em diante designada por “RPK”; AKANDA CORP., sociedade constituída ao abrigo das leis de [●], com sede em [●], pessoa coletiva n.º [●], neste ato representada pelos representantes legais identificados na página das assinaturas, com poderes para o ato, de ora em diante designada por AKANDA; e CANNAHEALTH LIMITED, sociedade constituída ao abrigo das leis de Malta, com sede em [●], pessoa coletiva n.º [●], neste ato representada pelos representantes legais identificados na página das assinaturas, com poderes para o ato, de ora em diante designada por COMPRADORA, Conjuntamente referidas como “Partes” CONSIDERANDO QUE: a) Em [●] de [●] de 2022, a Holigen Holdings, a Akanda e a Compradora celebraram, um NON-COMPETE, NON-SOLICITATION AND CONFIDENTIALITY AGREEMENT Between: THE FLOWR CORPORATION, company incorporated under the laws of Ontario, Canada, with registered offices at 365 Bay Street Suite 800 Toronto, Ontario M5H 2V1, , in this act represented by the legal representatives identified in the signatures page, with powers for this act, hereinafter also referred to as “FLOWR”; HOLIGEN HOLDINGS LIMITED, company incorporated under the laws of Maltain this act represented by the legal representatives identified in the signatures page, with powers for this act, hereinafter referred to as “HOLOGEN HOLDINGS” THOMAS FLOW, married, Canadian citizen, , hereinafter referred to as THIRD PARTY; RPK BIOPHARMA, UNIPESSOAL, LDA., company incorporated under the laws of Portugal, with registered offices at Edifício Holigen, Avenida de Santa Isabel, n. 7, EN 249- 4, parish of Rio de Mouro, municipality of Sintra, with the sole registration and taxpayer number 514617845, in this act represented by the legal representatives identified in the signatures page, with powers for this act, hereinafter also referred to as “RPK”; AKANDA CORP., company incorporated under the laws of Ontario, Canada in this act represented by the legal representatives identified in the signatures page, with powers for this act, hereinafter also referred to as “AKANDA”; and CANNAHEALTH LIMITED, company incorporated under the laws of Malta in this act represented by the legal representatives identified in the signatures page, with powers for this act, hereinafter also referred to as “PURCHASER”; Jointly referred as “Parties” WHEREAS: a) On April 20, 2022 Holigen Holdings, Akanda and the Purchaser entered into a Share Purchase Agreement (“SPA”) under which the Purchaser acquired from Holigen Holdings, with effects on or about April 29,

02 Contrato de Compra e Venda de Ações (“SPA”), nos termos do qual a Compradora adquiriu à Holigen Holdings, com efeitos à data de [data] (a “Data da Conclusão”), uma participação representativa de 100% do capital social e direitos de voto na Holigen Limited, sociedade constituída ao abrigo das leis de [●], pessoa coletiva n.º [●], com sede em, [●] (de ora em diante designada por “HOLIGEN LIMITED”) – a “Transação”; b) A Holigen Holdings era, até à Data da Conclusão, a acionista única titular da Holigen Limited que, por sua vez, era, e assim se mantém, a sócia única da RPK; c) A Flowr é a acionista única da Holigen Holdings; d) O objeto social da RPK consiste no cultivo de plantas medicinais e farmacêuticas; produção, comercialização e exportação de produtos farmacêuticos e componentes naturais para a indústria farmacêutica a partir de plantas naturais; fabrico, produção, comercialização e exportação de produtos farmacêuticos de base e de substâncias ativas farmacêuticas que, pelas suas propriedades farmacológicas, são utilizadas no fabrico de medicamentos; atividades de investigação e desenvolvimento em ciências físicas e naturais (o “Negócio”); e) O Terceiro Contraente desempenha funções de Direção Geral na RPK, sendo responsável pela gestão e administração desta sociedade; f) Após o fecho da Transação, o Terceiro Contraente cessou funções na RPK; g) As Partes pretendem acordar um pacto de não concorrência e não solicitação por parte do Terceiro Contraente, da Holigen Holdings e da Flowr, cuja produção de efeitos se encontra condicionada à contratação do Terceiro Contraente, como trabalhador, pela AKANDA ou por qualquer outra entidade que a AKANDA venha a designar para o efeito (a “Condição Suspensiva”). É, livremente e de boa-fé, celebrado o presente pacto de não concorrência, não solicitação e confidencialidade (o “Acordo”), o qual se regerá pelas cláusulas seguintes, que as Partes mútua e reciprocamente aceitam: 2022 (the “Closing Date”), the shares representing 100% of the share capital and voting rights in Holigen Limited, a company incorporated under the laws of Malta (hereinafter “HOLIGEN LIMITED”) – the “Transaction”; b) Holigen Holdings was, until the Closing Date, the sole shareholder of Holigen Limited, which, in turn, was and remains as the sole shareholder of RPK; c) Flowr is the sole shareholder of Holigen Holdings; d) The object of RPK is the cultivation of medicinal and pharmaceutical plants; production, marketing and export of pharmaceutical products and natural components for the pharmaceutical industry from natural plants; manufacture, production, marketing and export of basic pharmaceutical products and pharmaceutical active substances which, due to their pharmacological properties, are used in the manufacture of medicines; research and development activities in physical and natural sciences, (the “Business”); e) The Third Party performed the duties of General Director of RPK, being responsible for the management and administration of this company; f) After the closing of the Transaction, the Third Party has ceased his functions in RPK; g) The Parties intend to agree a non- competition and non-solicitation agreement by the Third Party, Holigen Holdings and Flowr, the effect of which will be conditional upon the employment of the Third Party, as employee, of AKANDA or of any other entity AKANDA may appoint for that purpose (the “Condition Precedent”). This non-competition, non-solicitation agreement and confidentiality (the “Agreement”) is entered into freely and in good faith and shall abide by the following clauses that the Parties mutually and reciprocally accept: 1. Flowr, Holigen Holdings and the Third Party acknowledge that they have and are aware of confidential and competitively privileged information regarding the Business and about HOLIGEN LIMITED and RPK (the

03 1. A Flowr, a Holigen Holdings e o Terceiro Contraente reconhecem ter conhecimento de informação confidencial e sensível no plano da concorrência sobre o Negócio e sobre a HOLIGEN LIMITED e a RPK (as “Sociedades”), nomeadamente respetivas atividades, ativos, contratos e modelo de negócio, e que, consequentemente, durante o período de [●] ([●]) anos após a Data da Conclusão (“Período de Não Concorrência e Confidencialidade”), obrigam-se e comprometem-se – direta ou indiretamente, nomeadamente através de Pessoas Relacionadas (conforme definido abaixo), por conta própria ou alheia – a não praticar ou executar os seguintes atos: i. Não concorrência. Desenvolver, levar a cabo, promover, investir, adquirir participações, colaborar, assistir, assessorar ou assumir e exercer qualquer tipo de funções, atividade ou serviço sob qualquer forma, remunerada ou não remunerada, incluindo, mas sem limitar, ao abrigo de contrato de trabalho, contrato de prestação de serviços, desempenho de funções em cargos sociais ou de qualquer outro tipo contratual, em qualquer empresa, sociedade, agrupamento de empresas ou qualquer outra entidade que desenvolva uma atividade igual, similar ou concorrente com o Negócio em Portugal ou noutro território em que as Sociedades, exerçam ou venham exercer as respetivas atividades, nomeadamente [insert countries], países estes onde a RPK projeta exercer atividade e/ou se encontra já a dar início às ações relevantes para aí exercer atividade (“Território”); ii. Não solicitação. (i) Aliciar, ainda que de forma tentada, qualquer pessoa ou entidade que seja ou tenha sido trabalhador, consultor, gerente/ administrador, diretor, agente, representante, ou colaborador de qualquer uma das Sociedades a cessar a sua relação contratual com as mesmas, ou, por qualquer forma, a não interferir nessa relação, no Negócio ou nas operações das Sociedades, incluindo, mas sem limitar, persuadindo os mesmos a cessar a sua relação com as Sociedades; (ii) contratar ou promover a contratação, ainda que de forma tentada, de qualquer pessoa que seja, ou tenha sido a qualquer momento durante os [●] ([●]) meses anteriores à presente data, trabalhador, consultor, gerente /administrador, diretor, agente, “Companies”), notably the respective activities, assets, contracts and business model and that, consequently, during the period of two (2) years after the Closing Date (“Non-compete and Confidentiality Period”), are obliged and undertake – directly or indirectly, notably through Related Persons (as defined herein below), on its own behalf or on behalf of a third party – not to perform or execute the following acts: i. Non-compete. Develop, engage, promote, invest, acquire any stakes, collaborate, assist, consult or undertake and exercise any functions, business or service in any way whatsoever, paid or unpaid, including, but not limited to under an employment contract, a contract for the provision of services, the performance of roles in corporate bodies or under any other type of contract, in any company, enterprise, group of companies or entities developing an activity equal, similar or competing with the Business in Portugal or in any other territory where the Companies develop or will develop the respective activities, including but not limited to Portugal, where RPK envisages to perform its activity and/or where it has already begun the relevant actions to launch there its activities (hereinafter “Territory”); ii. Non-solicitation. (i) Entice, even tentatively, any person or entity that is or has been an employee, consultant, manager/director, officer, agent, representative, or collaborator of any of the Companies, to terminate the respective contractual relationship with the same, or in any way not to interfere with such relationship, in the Business or operations of the Companies, including, without limitation, persuading them to terminate their relationship with the Companies; (ii) engage or promote the engagement, even tentatively, of any person who is, or has been at any time during twelve (12) months preceding the date hereof, an employee, consultant, manager/director, officer, agent, representative, or collaborator of any of the Companies; (iii) entice, even tentatively, any customer, supplier, distributor or partner to terminate his or her business relationship with any of the Companies or otherwise interfere with

04 representante, ou colaborador de qualquer uma das Sociedades; (iii) aliciar, ainda que de forma tentada, qualquer cliente, fornecedor, distribuidor ou parceiro a cessar relação comercial com qualquer uma das Sociedades ou, por qualquer outra forma, interferir nessa relação; e (iv) contratar ou promover a contratação, ainda que de forma tentada, de qualquer pessoa que seja, ou tenha sido a qualquer momento durante os [●] ([●]) meses anteriores à presente data, cliente, fornecedor, distribuidor ou parceiro de qualquer uma das Sociedades. iii. Confidencialidade. Divulgar ou partilhar com qualquer terceiro qualquer informação de natureza confidencial ou comercialmente sensível sobre as Sociedades e/ou o Negócio (a “Informação Confidencial”, conforme abaixo definida), mantendo-a sob estrita confidencialidade, assim como a não utilizar a mesma para quaisquer fins. Para este efeito, entende-se por: “Entidade Relacionada” significa: (i) as entidades nas quais a Flowr, a Holigen Holdings e/ou o Terceiro Contraente ou qualquer uma das pessoas indicadas nos parágrafos (iii) e (iv) infra seja titular de uma participação representativa de 5% ou mais do respetivo capital social ou nas quais qualquer um deles detenha pelo menos 5% dos direitos de voto ou de alguma forma controle a eleição de maioria dos membros da respetiva administração; (ii) as entidades ou pessoas que detenham uma participação de 5% ou mais na Flowr, na Holigen Holdings ou noutra entidade do grupo ou 5% ou mais dos respetivos direitos de voto, ou que de alguma forme controlem a eleição da maioria dos membros da respetiva administração; e (iii) qualquer membro dos órgãos sociais da Flowr, na Holigen Holdings ou de outra entidade do grupo; (iv) os familiares até ao 3.º grau da linha direta ou indireta do Terceiro Contraente, de qualquer membro dos órgãos sociais da Flowr, da Holigen Holdings ou de outra entidade do grupo. that relationship; and (iv) engage or promote the engagement, even tentatively, of any person who is, or has been at any time during twelve (12) months preceding the date hereof, a customer, supplier, distributor or partner of any of the Companies. iii. Confidentiality. To disclose or share with any third-party any information of a confidential or commercially sensitive nature about the Companies and/or the Business (the “Confidential Information” as defined below), keeping it under strict confidentiality, as well as not use the same for any purpose. For this purpose: “Related Person” means: (i) the entities in which Flowr, Holigen Holdings and/or the Third Party or one of the persons indicated in points (iii) and (iv) herein below holds a stake of 5% or more in the respective share capital or in which any of those has at least 5% of voting rights or somehow controls the appointment of the majority of the respective management members; (ii) the entities or persons holding a stake of 5% or more in the share capital of Flowr, in Holigen Holdings or in any other group company or 5% or more of the respective voting rights or somehow controlling the appointment of the majority of the respective management members; and (iii) any member of the corporate bodies of Flowr, Holigen Holdings or of any other group company; (iv) the relatives up to the 3rd degree in a direct and indirect line of the Third Party, of any member of the corporate bodies of Flowr, Holigen Holdings or of any other group company. “Confidential Information” means any information, regardless of its format or support, regarding the Business and Companies, including but not limited to with regard to their products, activities, assets, contracts, employees, customers,

05 “Informação Confidencial” qualquer informação, independentemente do respetivo formato ou suporte, relativa ao Negócio e às Sociedades, nomeadamente no que respeita aos respetivos produtos, atividades, ativos, contratos, trabalhadores, clientes, fornecedores, colaboradores, incluindo respetivos contactos, direitos de propriedade intelectual e industrial, projetos, informação comercial, técnicas e métodos de fabrico, projeções, segredos de negócio, estratégias e políticas comerciais, planos de negócio e outra informação financeira, métodos de análise, resultados de testes, conceção, desenvolvimento, criação e de preparação dos produtos, bem como qualquer documentação técnica e de utilização que esteja ou possa estar na génese ou em relação com os produtos fabricados e comercializados pela RPK. 2. Cada uma da Flowr, Holigen Holdings e o Terceiro Contraente reconhece e concorda que as disposições deste Acordo são necessárias e razoáveis para proteger a RPK na condução dos seus Negócios e constituem um incentivo material à execução deste Acordo e do SPA pela Compradora, o qual já reflete no preço de compra o valor dos compromissos contidos no presente Acordo. 3. Sem limitação aos direitos da Compradora e a RPK recorrer a todos os remédios e direitos de compensação (nomeadamente por danos excedentes) disponíveis ao abrigo da lei, em caso de qualquer violação do presente Acordo pela Flowr, Holigen Holdings ou pelo Terceiro Contraente, conforme o caso, a RPK e a Compradora terá direito, a título de cláusula penal, um montante igual a [●]. 4. Durante a vigência das obrigações previstas neste Acordo, o Terceiro Contraente deverá informar previamente a RPK da identificação de novo empregador, mais se obrigando a informar esse novo empregador da vigência das presentes obrigações. 5. As Partes acordam que a RPK poderá, a qualquer momento, livremente, renunciar, total ou parcialmente, às obrigações de não concorrência, de não solicitação ou de confidencialidade previstas no presente Acordo. 6. O presente Acordo encontra-se sujeito à Condição Suspensiva, considerando-se que a suppliers, collaborators, including respective contacts, intellectual and industrial rights, projects, commercial information, manufacturing techniques and methods, projections, trade secrets, commercial strategies and policies, business development plans and other financial information, analysis methods, tests results, design, development, creation and preparation of the products, as well as any technical and usage documentation that is or may be in the genesis or in relation to the products manufactured and traded by RPK. 2. Each of Flowr, Holigen Holdings and the Third Party acknowledges and agrees that the provisions of this Agreement are necessary and reasonable to protect RPK in the conduct of its Business and are a material inducement to the Purchaser’s execution of this Agreement and of the SPA, which already reflects in the purchase price the value of the undertakings contained in this Agreement. 3. Without limitation to the Purchasers’ and RPK’s rights to pursue all remedies and indemnification rights (including but not limited for exceeding damages) available to them under applicable law, in the event of any breach of this Agreement by Flowr, Holigen Holdings and/or the Third Party, as applicable. 4. During the term of the obligations established under this Agreement, the Third Party shall previously inform RPK of the identification of his new employer, as well as to inform his new employer of the obligations established hereunder. 5. The Parties agree that RPK may freely waive, in whole or in part, the non-competition, non-solicitation and confidentiality obligations provided by this Agreement. 6. The present Agreement is subject to the Condition Precedent, it being deemed that the Condition Precedent is verified, and that this Agreement takes immediate effect, on the date of the execution of the employment agreement between the Third Party and AKANDA or any other entity AKANDA appoints for this purpose.

06 Condição Suspensiva se encontra verificada, e que o presente Acordo produz efeitos imediatos, na data da celebração de contrato de trabalho entre o Terceiro Contraente e a AKANDA ou outra entidade designada pela AKANDA para este efeito. 7. As obrigações constantes neste Acordo são consideradas razoáveis pelas Partes e a validade de cada número deste Acordo não será afetada pela eventual invalidade de qualquer um dos demais. Se qualquer uma das restrições vier a ser declarada nula, mas seria considerada válida se parte da mesma fosse eliminada, a restrição em questão aplicar-se-á com as modificações consideradas necessárias por forma a torná- la válida. 8. O presente Acordo é regulado pela lei portuguesa e feito em seis vias originais, de igual valor e conteúdo, uma para cada Parte, sendo cada uma das vias celebradas em versão em língua inglesa e em língua portuguesa. 9. Em caso de dúvida ou discrepância relativamente ao teor das versões em língua inglesa e língua portuguesa, prevalecerá a primeira. [Local de assinatura], [●] [●] 2022 Pela THE FLOWR CORPORATION, _________________________ Name: [●] Capacity: [●] Pela HOLIGEN HOLDINGS LIMITED, _________________________ Name: [●] Capacity: [●] Pela RPK BIOPHARMA, UNIPESSOAL, LDA., _________________________ Name: [●] Capacity: [●] O TERCEIRO CONTRAENTE, _________________________ Name: Thomas Flow 7. The obligations established under this Agreement are considered reasonable by the Parties and the validity of each paragraph of this Agreement shall not be affected by the invalidity of any of the others. If any of the restrictions are declared null and void but would be considered valid if part of it were deleted, the restriction in question will apply with such modifications as may be necessary to make it valid. 8. This Agreement is governed by the Portuguese law and is executed in six original counterparts, which are equal in value and content, one for each Party, each containing an English and Portuguese version. 9. In case of any discrepancy between the version in English and the version in Portuguese, the first shall prevail. DATED, April 21, 2022 On behalf of THE FLOWR CORPORATION, _________________________ Name: Noel Biderman Capacity: Director On behalf of HOLIGEN HOLDINGS LIMITED, _________________________ Name: Tom Flow Capacity: Director On behalf of RPK BIOPHARMA, UNIPESSOAL, LDA., _________________________ Name: Tom Flow Capacity: Director The THIRD PARTY, _________________________ Name: Tom Flow On behalf of AKANDA CORP., _________________________ Name: [●] Capacity: [●] On behalf of CANNAHEALTH LIMITED,

07 Pela AKANDA CORP., _________________________ Name: [●] Capacity: [●] Pela CANNAHEALTH LIMITED, _________________________ Name: [●] Capacity: [●] _________________________ Name: [●] Capacity: [●]